UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 7, 2017
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

2425 West Loop South, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)

(800) 579-2302
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
 On April 7, 2017, Stage Stores, Inc. issued a news release announcing that its subsidiary, Specialty Retailers, Inc., had closed on its previously announced acquisition of selected assets of Gordmans Stores, Inc. and its affiliates (collectively, “Gordmans”), including a minimum of 50 Gordmans store leases, with rights to assume leases for an additional seven stores and a distribution center; all of Gordmans’ inventory, furniture, fixtures, equipment and other assets at the 57 store locations; and trademarks and other intellectual property of Gordmans. A copy of the news release is attached as Exhibit 99 to this Form 8-K.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

99	Stage Stores, Inc. news release dated April 7, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: April 7, 2017	/s/ Oded Shein
Oded Shein
Executive Vice President,
Chief Financial Officer and Treasurer